UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013

URS Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)
1-7567 (Commission File No.)	94-1381538 (IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers

On May 23, 2013, the Board of Directors (the “Board”) of URS Corporation (“URS”) appointed William J. (Bill) Lingard, age 53, as Executive Vice President and Chief Operating Officer of URS.  From May 2012 until his promotion, Mr. Lingard served as URS’s Vice President and President of URS’ Oil & Gas Division.  He served as President and Chief Executive Officer of Flint Energy Services Ltd. (“Flint Energy”) from January 2005 until it was acquired by URS in May 2012.

On May 23, 2013, the Board also promoted H. Thomas Hicks, age 62, to Executive Vice President and Chief Financial Officer of URS.  Mr. Hicks has served as URS’ Vice President and Chief Financial Officer since March 2006.

In connection with Mr. Lingard’s appointment as Executive Vice President and Chief Operating Officer of URS, on May 23, 2013 the Board appointed Wayne S. Shaw, age 51, as URS’ Vice President and President of URS’s Oil & Gas Division.  From May 2012 until his promotion, Mr. Shaw served as the Chief Operating Officer of URS’s Oil & Gas Division.  He was Chief Operating Officer of Flint Energy from January 2012 until it was acquired by URS in May 2012.  He was President of Operations of Flint Energy from January 2011 to January 2012, and he served as Senior Vice President, Facility Infrastructure Construction of Flint Energy from 2001 until 2010.

A copy of the press release announcing the appointments of Mr. Lingard, Mr. Hicks and Mr. Shaw is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Increase in Base Salary

On May 22, 2013, in anticipation of, and subject to, the appointments described above, and in connection with the periodic review of executive compensation by the Compensation Committee of the Board (the “Committee”), the Committee approved the following annual base salary increases for the following executive officers of URS, effective May 31, 2013:

Name*	Fiscal Year 2012 Base Salary	Fiscal Year 2013 Base Salary
Thomas W. Bishop	$536,000	$536,000
Reed N. Brimhall	$515,000	$525,000
H. Thomas Hicks	$657,000	$700,000
Gary V. Jandegian	$668,000	$690,000
Susan B. Kilgannon	$374,000	$390,000
William J. Lingard	$600,000	$800,000
Joseph Masters	$546,000	$575,000
Wayne S. Shaw	$450,000	$500,000
Randall A. Wotring	$594,000	$630,000
Robert W. Zaist	$594,000	$612,500

* The Committee did not approve any increase in the annual base salary of Martin M. Koffel, URS’ Chief Executive Officer.  In addition, the Committee did not approve any increases in the target annual cash bonus opportunity of Mr. Koffel or the other executive officers named above, except for Mr. Shaw, whose target annual cash bonus opportunity was increased from 70% to 100% of his base salary in connection with his promotion.

Amendment and Restatement of URS Corporation 2008 Equity Incentive Plan

On May 23, 2013, URS’ stockholders approved an amendment and restatement of the URS Corporation 2008 Equity Incentive Plan.  Originally approved by the Board and stockholders in 2008, the 2008 Equity Incentive Plan (the “2008 Plan”) was amended and restated by the Board, subject to stockholder approval, on March 28, 2013 (as amended and restated, the “Incentive Plan”).

The Incentive Plan is administered by the Board, which has the power to delegate some or all of the administration to one or more committees of the Board.  The Incentive Plan provides URS with the ability to grant incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, non-executive director stock awards, performance stock awards and other forms of equity compensation, as well as performance cash awards.  Subject to adjustment for certain changes in URS’s capitalization, the aggregate maximum number of shares of common stock that may be issued under the Incentive Plan is 6,500,000 shares.  All of URS’ employees (including executive and other officers) and employees of its affiliates, consultants (including employees of and consultants to its affiliates), and non-employee directors are eligible to participate in the Incentive Plan.

The Incentive Plan included the following material changes to the 2008 Plan:

•	increased the aggregate number of shares of our common stock authorized for issuance under the Incentive Plan by 1,500,000 shares (for an aggregate of 6,500,000 shares);
•	extended the term of the Incentive Plan until May 23, 2018;
•	eliminated certain minimum vesting requirements for awards in accordance with updated guidelines for equity compensation plans established by certain institutional stockholders;
•
added a provision to specifically prohibit the cancellation of any outstanding stock option that has an exercise price greater than the then current fair market value of our common stock in exchange for cash or other stock awards under the Incentive Plan without prior stockholder approval;

•
added a provision that subjects all awards granted under the Incentive Plan to recoupment in accordance with any clawback policy that URS is required to adopt pursuant to the listing standards of any national securities exchange or association on which its securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law; and

•
to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), eliminated the ability of a participant to elect the manner in which any payments that would be nondeductible by URS as “excess parachute payments” made in connection with a change in control under Section 280G of the Code will be reduced.

Approval of the Incentive Plan by URS’ stockholders also constituted approval of terms and conditions set forth therein that will permit URS to grant performance-based stock and cash awards under the Incentive Plan that may qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code.  Upon stockholder approval at the Annual Meeting, the Incentive Plan became effective as of March 28, 2013, the date that it was adopted by our Board.

The above description of the Incentive Plan is a summary only and is qualified in its entirety by reference to the complete text of the Incentive Plan, which is appended to URS’s Proxy Statement for the 2013 Annual Meeting of Stockholders filed with the SEC on April 15, 2013 and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the 2013 Annual Meeting of Stockholders held on May 23, 2013, the following proposals were adopted by a final vote of URS’s stockholders:

1.  The stockholders voted to approve the election of the following directors by the votes set forth below to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier deaths, resignations or removal.

	For	Against	Abstain	Broker Non-Votes
Mickey P. Foret	65,147,035	342,334	72,006	3,903,781
Senator William H. Frist, M.D.	65,337,254	157,809	66,312	3,903,781
Lydia H. Kennard	65,231,545	259,577	70,253	3,903,781
Donald R. Knauss	63,352,645	2,137,381	71,349	3,903,781
Martin M. Koffel	61,753,609	3,621,840	185,926	3,903,781
Timothy R. McLevish	64,528,381	962,649	70,345	3,903,781
General Joseph W. Ralston, USAF (Ret.)	63,774,376	1,717,185	69,814	3,903,781
John D. Roach	63,789,287	1,701,872	70,216	3,903,781
Douglas W. Stotlar	63,990,935	1,499,423	71,017	3,903,781
William P. Sullivan	61,998,473	3,492,488	70,414	3,903,781

2.  The stockholders voted to approve the amendment and restatement of the URS Corporation 2008 Equity Incentive Plan.

Number of Shares
For	57,100,721
Against	8,333,010
Abstain	127,644
Broker Non-Votes	3,903,781

3.  The stockholders voted to ratify the selection by the Audit Committee of PricewaterhouseCoopers LLP as URS’ independent registered public accounting firm for the 2013 fiscal year.

Number of Shares
For	67,164,571
Against	2,212,345
Abstain	88,240
Broker Non-Votes	0

4.  The stockholders voted to approve, on an advisory basis, the compensation of URS’ named executive officers.

Number of Shares
For	44,451,439
Against	21,004,037
Abstain	105,899
Broker Non-Votes	3,903,781

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Incorporated by Reference
Exhibit Number	Exhibit Description	Form	Exhibit	Filing Date	Filed Herewith
10.1	URS Corporation 2008 Equity Incentive Plan, as Amended and Restated Effective as of March 28, 2013	DEF 14A	Appendix A	4/15/2013
99.1	Press Release, dated May 28, 2013, entitled “Bill Lingard Named Executive Vice President and Chief Operating Officer of URS.”				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION

Dated: May 28, 2013	By:	/s/ Reed N. Brimhall
Reed N. Brimhall
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Incorporated by Reference
Exhibit Number	Exhibit Description	Form	Exhibit	Filing Date	Filed Herewith
10.1	URS Corporation 2008 Equity Incentive Plan, as Amended and Restated Effective as of March 28, 2013	DEF 14A	Appendix A	4/15/2013
99.1	Press Release, dated May 28, 2013, entitled “Bill Lingard Named Executive Vice President and Chief Operating Officer of URS.”				X